                                                                   EXHIBIT 10.43
================================================================================

                          REMARKETING AGENT AGREEMENT


                                     AMONG


                              LA-MAN CORPORATION
                                   AS ISSUER


                    SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                                  AS TRUSTEE


                                      AND


                          SOUTHTRUST SECURITIES, INC.
                             AS REMARKETING AGENT



                          DATED AS OF AUGUST 1, 1997

================================================================================

                          REMARKETING AGENT AGREEMENT

     This Remarketing Agent Agreement (the "Remarketing Agreement") is made and entered into by the undersigned as of August 1, 1997. For and in consideration of the covenants herein made, and subject to the conditions herein set forth, the parties hereto agree as follows:

     SECTION 1.  DEFINITIONS.
                 -----------

     All capitalized terms used herein without definition shall have the meanings ascribed to them in the Trust Indenture dated as of August 1, 1997 between La-Man Corporation and SouthTrust Bank, National Association, as Trustee, unless a different meaning clearly appears from the context.

     SECTION 2.  APPOINTMENT OF REMARKETING AGENT: RESPONSIBILITIES OF
                 -----------------------------------------------------
REMARKETING AGENT.
-----------------

     (a) Subject to the terms and conditions herein contained and pursuant to
Section 12.1 of the Indenture, the Issuer has appointed SouthTrust Securities, Inc. and SouthTrust Securities, Inc., hereby accepts such appointment, as exclusive remarketing agent (the "Remarketing Agent") in performing the respective functions of determining the Variable Rate and the Fixed Rate from time to time and the remarketing of the Notes from time to time in the secondary market subsequent to the initial offering, issuance and sale of the Notes, all as more fully provided herein.

     (b) The Remarketing Agent, as the agent of the Issuer, agrees to determine the Variable Rate for each interest period during the Variable Rate Period, and the Fixed Rate for each Fixed Rate Period, all pursuant to and in accordance with Sections 3.2 and 3.3 of the Indenture.

     (c) During the Variable Rate Period, the Remarketing Agent, as agent for the Issuer, shall, so long as no Event of Default under the Indenture has occurred and is continuing, pursuant to the terms and provisions of the Indenture and upon receipt of facsimile, telegraphic or telephonic notice from the Trustee (such telegraphic or telephonic notice to be promptly confirmed in writing) specifying the principal amount of Notes which have been tendered for purchase pursuant to Section 3.4 of the Indenture and the Optional Tender Date, use its best efforts to remarket all Notes so tendered for purchase at a price of 100% of the principal amount thereof, plus accrued interest, if any, to such Optional Tender Date; provided that the Remarketing Agent shall not undertake to remarket such Notes if otherwise directed by the Issuer.

     (d) Upon receipt of facsimile, telegraphic or telephonic notice from the Trustee (such telegraphic or telephonic notice to be promptly confirmed in writing) specifying the principal amount of Notes which have been tendered or deemed to be tendered pursuant to Section 3.5 of the Indenture, and so long as no Event of Default under the Indenture has occurred and is continuing, the Remarketing Agent, as agent of the Issuer, agrees to use its best efforts to remarket such Notes which are tendered or are deemed to be tendered at a price equal to 100% of the principal amount thereof, plus accrued interest, if any, subject to the following conditions:

          (i) satisfactory compensation and other terms and conditions shall have been agreed upon by the Issuer and the Remarketing Agent;

          (ii) the Remarketing Agent shall have received all documents, including opinions of counsel, required to be delivered to it under the terms of the Indenture;

          (iii) the Remarketing Agent shall have received an offering memorandum, or other appropriate disclosure document satisfactory in form and substance to the Remarketing Agent, to be used in connection with its efforts to remarket the Notes; and

          (iv) the Remarketing Agent shall have received such additional documents, certificates and legal opinions as it may reasonably request.

     Further details regarding such remarketing shall be negotiated between the Issuer and the Remarketing Agent prior to the applicable Mandatory Tender Date.

     (e) To the extent that the Remarketing Agent has not arranged for the secondary sale of Notes tendered or deemed tendered pursuant to the Indenture, at the written direction of the Issuer and so long as no Event of Default under the Indenture has occurred and is continuing, the Remarketing Agent shall continue to use its best efforts to remarket such Notes, at a price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the date such Notes are to be taken up and paid for pursuant to such remarketing.

     (f) Notwithstanding any of the foregoing, the Remarketing Agent shall not offer for sale or sell Notes to the Issuer or any Affiliate of the Issuer. The Issuer may at any time, upon written direction to the Remarketing Agent, direct the Remarketing Agent to cease or resume the remarketing of some or all of the Notes.

     (g) The Remarketing Agent shall make appropriate settlement arrangements for the purchase of Notes which have been remarketed as hereinabove provided between the purchasers of such remarketed Notes and the Trustee, and shall direct said purchasers by appropriate instructions to pay all moneys for the purchase price of such remarketed Notes to the Trustee at the time and as provided in the Indenture.

     SECTION 3.  EXCLUSIVE AGENT: RESIGNATION AND REMOVAL OF REMARKETING AGENT.
                 -------------------------------------------------------------

     The Issuer has agreed and the Issuer hereby agrees that, unless this Remarketing Agreement has been previously terminated pursuant to the terms hereof, the Remarketing Agent shall act as exclusive Remarketing Agent for the Issuer in connection with the remarketing of Notes tendered or deemed tendered with respect to the Notes on the terms and conditions herein contained at all times. Upon the notice and in the manner provided in Section 12.1 of the

Indenture, the Remarketing Agent may at any time resign or be removed and be discharged of the duties and obligations created by this Remarketing Agreement or may be removed at any time.

     SECTION 4.  FURNISHING OF OFFERING MATERIALS.
                 --------------------------------

     (a) The Issuer agrees to furnish the Remarketing Agent at the Issuer's expense, with as many copies as the Remarketing Agent may reasonably request of the Offering Circular (the "Offering Circular") in connection with the issuance of the Notes and any subsequent remarketing of the same as herein provided, and shall, at the Issuer's expense, amend or supplement the Offering Circular (and/or the documents incorporated by reference therein), so that at all times the Offering Circular will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, the Issuer will, at its own expense, take all steps reasonably requested by the Remarketing Agent which the Remarketing Agent or its counsel may consider necessary or desirable (i) to register the sale of the Notes by the Remarketing Agent under any federal or state securities law or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, or (ii) to enable the Remarketing Agent to establish a "due diligence" defense to any action commenced against the Remarketing Agent in respect of the Offering Circular and any supplement or amendment thereto.

     (b) In the event the Remarketing Agent is asked to remarket the Notes in any situation which requires compliance with Rule 15c2-12 of the Securities Exchange Act of 1934, as amended (the "Rule") including without limitation one of the following circumstances:

          (i) where the Notes are to be converted from a Fixed Rate Period of nine months or less to a Fixed Rate Period of more than nine months; or

          (ii) where the authorized denomination of the Notes will be reduced from $100,000 or more to less than $100,000; or

          (iii) where the authorized denominations of the Notes are currently less than $100,000 (whether or not the remarketing involves a conversion to a different interest period and regardless of the length thereof),

     (1) the Issuer will provide such Remarketing Agent, prior to the date such Remarketing Agent bids for, offers or sells any Notes, an offering circular the Issuer deems final as of its date (exclusive of pricing and other sales information);

     (2) if a preliminary offering circular or other disclosure document is prepared, the Issuer will provide such Remarketing Agent with such number of copies thereof as such Remarketing Agent may need to supply at least one copy thereof to each potential customer who requests it; and

     (3) the Issuer shall provide to Remarketing Agent, within 7 Business Days after the interest rate is determined or by the time "money confirmations" are to be sent to customers, whichever is earlier, with a number of copies of the final offering circular or disclosure document adequate to supply at least one copy of such final offering circular or disclosure document to any customer or any potential customer for a period commencing on the date such final offering circular or disclosure document is available and extending for the underwriting period as defined in the Rule (the "Underwriting Period") and, thereafter, for as long as may be required by the Rule. During the Underwriting Period, if requested by such Remarketing Agent or the Issuer, the Issuer agrees to cooperate with such Remarketing Agent and the Issuer in updating, by written supplement or amendment or otherwise, the final offering circular or disclosure document.

     SECTION 5.  REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE
                 ------------------------------------------------------------
REMARKETING AGENT.
-----------------

     The Remarketing Agent, by its acceptance hereof, represents, warrants, covenants and agrees with the Issuer as follows:

     (a) The Remarketing Agent is a corporation authorized by law to perform all the duties imposed upon it as Remarketing Agent by the Indenture and this Remarketing Agreement;

     (b) The Remarketing Agent has full power and authority to take all actions required or permitted to be taken by the Remarketing Agent by or under, and to perform and observe the covenants and agreements on its part contained in, the Indenture and this Remarketing Agreement;

     (c) The Remarketing Agent will keep such books and records with respect to its duties as Remarketing Agent as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Trustee, the Issuer, the Issuer and the Credit Obligor at all reasonable times; and

     (d) The Remarketing Agent hereby designates its principal office as the address specified in Section 14(a) hereof.

     SECTION 6.  REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE
                 ------------------------------------------------------------
ISSUER.
------

     The Issuer, by its acceptance hereof, represents, warrants, covenants and agrees with the Issuer and the Remarketing Agent as follows:

     (a) The Issuer has full power, authority and competence to take all actions required or permitted to be taken by the Issuer by or under, and to perform and observe the covenants and agreements on its part contained in, this Remarketing Agreement, the Indenture, the Credit Documents and any other instrument or agreement relating thereto to which the Issuer is a party;

     (b) The Issuer has, on or before the date hereof, duly taken all action necessary to be taken by it prior to such date for: (i) the execution, delivery and performance of this Remarketing Agreement, the Indenture, the Credit Documents and any other instrument or agreement to which the Issuer is a party and which has been or will be executed in connection with the transactions contemplated by the foregoing documents and (ii) the carrying out, giving effect to, consummation and performance of the transactions and obligations contemplated by the foregoing agreements and by the Offering Circular;

     (c) This Remarketing Agreement, the Indenture, the Credit Documents and any other instrument or agreement to which the Issuer is a party and which has been or will be executed in connection with the consummation of the transactions contemplated by the foregoing documents or the Offering Circular, when executed and delivered by the parties hereto and thereto, constitute or will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as the enforcement (but not the validity) thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws, judicial decisions or principles of equity relating to or affecting the enforcement of creditors' rights or contractual obligations generally;

     (d) The execution and delivery of this Remarketing Agreement, the Indenture, the Credit Documents and any other instrument or agreement to which the Issuer is a party and which has been or will be executed in connection with the consummation of the transactions contemplated by the foregoing documents or the Offering Circular, the compliance with the terms, conditions or provisions hereof and thereof, and the consummation of the transactions herein and therein contemplated do not upon the date of execution and delivery thereof and will not violate any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to the Issuer, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any mortgage, indenture, agreement or instrument to which the Issuer is a party or by which it or any of its properties is bound;

     (e) The Issuer will cooperate with the Remarketing Agent in the qualification of the Notes for offering and sale and the determination of the eligibility of the Notes for investment under the laws of such jurisdictions as the Remarketing Agent shall designate and will use its best efforts to continue any such qualification in effect so long as required for the offer and sale of the Notes by the Remarketing Agent pursuant to this Remarketing Agreement, provided that the Issuer shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject;

     (f) The Issuer has no knowledge or reason to believe that any information contained in the Offering Circular heretofore furnished to the Remarketing Agent contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, or that any supplement or amendment to the Offering Circular, as of the date of such supplement or amendment, will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and

     (g) The Issuer shall provide written notice to the Remarketing Agent prior to the execution of any amendment or supplement to the Indenture, the Indenture or the Credit Documents.

     SECTION 7.  CONDITIONS TO REMARKETING AGENT'S OBLIGATIONS.
                 ---------------------------------------------

     The obligations of the Remarketing Agent under this Remarketing Agreement have been undertaken in reliance on, and shall be subject to, the due performance by the Issuer of its obligations and agreements to be performed hereunder and to the accuracy of and compliance with the respective representations, warranties, covenants and agreements of the Issuer contained herein (including, without limitation, those set forth in Sections 2(d) and 4) in each case on and as of the date of delivery of this Remarketing Agreement and on and as of each date on which Notes are to be offered and sold pursuant to this Remarketing Agreement. The obligations of the Remarketing Agent hereunder with respect to each date on which Notes are to be offered and sold pursuant to this Remarketing Agreement are also subject, in the discretion of the Remarketing Agent, to the following further conditions:

     (a) The Indenture, the Indenture, the Credit Documents and the Letter of Credit shall be in full force and effect and shall not have been amended, modified or supplemented in any way which would materially and adversely affect the Notes and there shall be in full force and effect, to the extent applicable, such additional resolutions, agreements, certificates and opinions as shall be necessary to effect the transactions contemplated by this Remarketing Agreement, which resolutions, agreements, certificates and opinions, at the request of the Remarketing Agent, shall be satisfactory in form and substance to the Remarketing Agent and to its counsel;

     (b) There shall have been no adverse change, in the opinion of the Remarketing Agent, in the condition, financial or otherwise, of the Issuer or the Credit Obligor material to the transactions contemplated by the Offering Circular or this Remarketing Agreement since the date of the Offering Circular and no Event of Default shall have occurred and be continuing and no event shall have occurred and be continuing which, with the passage of time or giving of notice or both, would constitute an Event of Default; and

     (c) The Notes, in the opinion of counsel to the Remarketing Agent, shall be exempt from registration pursuant to the Securities Act of 1933, as amended, and, in such counsel's opinion, the Indenture shall be exempt from qualification as an indenture pursuant to the Trust Indenture Act of 1939, as amended.

     SECTION 8.  TERM AND TERMINATION OF REMARKETING AGREEMENT.
                 ---------------------------------------------

     This Remarketing Agreement shall become effective upon execution by the Remarketing Agent and the Issuer and shall continue in full force and effect until the Notes are Fully Paid, subject to the right of the Remarketing Agent or the Issuer to terminate this Remarketing Agreement at any time in accordance with the terms hereof.

     SECTION 9.  PAYMENT OF FEES AND EXPENSES.
                 ----------------------------

     (a) In consideration of the services to be performed by the Remarketing Agent under this Remarketing Agreement, the Issuer agrees to pay to the Remarketing Agent such amounts as are required to reimburse it for or pay the reasonable expenses (including, without limitation, the fees and disbursements of its counsel, and the expenses and costs of the preparation, printing, photocopying, execution and delivery of any supplement to the Offering Circular, if any) incurred, advances made and compensation for services rendered pursuant to the Indenture or this Remarketing Agreement.

     (b) Additionally, the Issuer agrees to pay to Remarketing Agent a continuing fee for services rendered as remarketing agent pursuant to the Indenture and this Agreement as follows:

          (1) So long as the Notes bear interest at the Variable Rate, the Issuer shall pay for the services of the Remarketing Agent hereunder an annual fee of one-fourth of one percent (.25%) per annum of the Outstanding Notes, which fee shall be determined initially as of the date of issuance of the Notes and annually thereafter as of August 1 of each year, and shall be paid in arrears in equal quarterly installments of one-fourth (1/4) of the annual fee on November 1, 1997 and on the first day of each February, May, August and November thereafter, it being understood that upon termination of this Agreement, fees will be paid only for that number of days during such period during which this Agreement is in effect. Fees shall be paid upon receipt of an invoice and shall be based on months of 30 days and years of 360 days.

          (2) In addition to the annual fee described in paragraph (1), on each Conversion Date, the Issuer shall pay the Remarketing Agent a mutually acceptable fee on the day prior to such Conversion Date, as compensation for the Remarketing Agent's services in remarketing the Notes at the Fixed Rate.

     (c) With respect to the remarketing of Notes that bear interest at a Fixed Rate the Remarketing Agent shall be entitled to reimbursement of expenses and compensation for services in amounts as shall be agreed upon by the Issuer and Remarketing Agent.

     (d) Notwithstanding anything herein or in the Indenture to the contrary, the Remarketing Agent shall not have any obligation hereunder or under the Indenture to remarket the Notes or otherwise perform any services with respect thereto if the Issuer shall have failed to pay when due any amounts due hereunder or, in the case of Notes to bear interest at a Fixed Rate, failure of the parties hereto to agree on the compensation referred to in paragraph (c) above not less than thirty (30) days prior to the remarketing date.

     SECTION 10.  INDEMNIFICATION.
                  ---------------

     (a) The Issuer agrees to indemnify and hold harmless the Remarketing Agent and its officers, employees and each person, if any, who controls the Remarketing Agent within the meaning of Section 15 of the Securities Act of 1933 (collectively, the "Indemnified Persons" and individually, an "Indemnified Person") from and against any losses, claims, damages or liabilities to which any Indemnified Person may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular or other information provided by the Issuer pursuant to Section 4 hereof, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in investigating, defending or preparing to defend any such action or claim; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of any Indemnified Person specifically for inclusion therein. The indemnity agreement in this paragraph shall be in addition to any liability which the Issuer may otherwise have to any Indemnified Person.

     (b) Promptly after receipt by an Indemnified Person under paragraph (a) of this Section of notice of the commencement of any action, such Indemnified Person shall, if a claim in respect thereof is to be made against the Issuer under such paragraph, notify the Issuer in writing of the commencement thereof. Failure of an Indemnified Person to give such notice will reduce the liability of the Issuer under this Remarketing Agreement by the amount of damages attributable to the failure to give such notice, but such failure shall not relieve the Issuer from any liability which it may have to such Indemnified Party otherwise than under the indemnity agreement contained in this Section.
In case any such action shall be brought against any Indemnified Person, and such Indemnified Person shall notify the Issuer of the commencement thereof, the Issuer shall be entitled to participate in and, to the extent that it wishes, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, and after notice from the Issuer to such Indemnified Person of its election so to assume the defense thereof, the Issuer shall not be liable to such Indemnified Person under such paragraph for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof other than reasonable costs of any investigation; provided, however, that if the named parties to any such action (including any impleaded parties) include both the Remarketing Agent (or its officers or employees or any person so controlling the Remarketing Agent) and the Issuer, and the Remarketing Agent (or such officers or employees or such person so controlling the Remarketing Agent) shall have reasonably concluded that there may be one or more legal defenses available to it or him which are different from or additional to those available to the Issuer (in which case the Issuer shall not have the right to assume the defense on behalf of the Remarketing Agent or such officers or employees or such person so controlling the Remarketing Agent), the Remarketing Agent (or such officers or employees or such person so controlling the

Remarketing Agent) shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of the Remarketing Agent (or such officers or employees or such person so controlling the Remarketing Agent); provided further, however, that the Issuer shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any point in time for the Remarketing Agent and its officers and employees and all persons so controlling the Remarketing Agent.

     (c) The indemnity agreements contained in this Section shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Remarketing Agent or the Issuer and shall survive the termination or cancellation of this Remarketing Agreement.

SECTION 11.  NATURE OF REMARKETING AGENT'S OBLIGATIONS.
             -----------------------------------------

     Without limiting the foregoing, the Remarketing Agent is hereby expressly authorized and directed to honor its obligations under and in compliance with the terms of this Remarketing Agreement without regard to, and without any duty on its part to inquire into, the existence of any disputes or controversies between the Issuer, the Trustee, the Credit Obligor or any other person or the respective rights, duties or liabilities of any of them, or whether any facts or occurrence represented in any of the documents presented under this Remarketing Agreement are true and correct. Furthermore, the Issuer fully understands and agrees that the Remarketing Agent's sole obligation to the Issuer shall be limited to honoring its obligations under and in compliance with the terms of this Remarketing Agreement.

     SECTION 12.  DEALING IN NOTES BY REMARKETING AGENT.
                  -------------------------------------

     The Remarketing Agent, in its individual capacity, may in good faith buy, sell, own, hold and deal in any of the Notes, and may join in any action which any Noteholder may be entitled to take with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Issuer or the Issuer as freely as if it did not act in any capacity hereunder.

     SECTION 13.  INTENTION OF PARTIES.
                  --------------------

     It is the express intention of the parties hereto that neither the fixing of any interest rate on the Notes nor any purchase, sale or transfer of any Notes, as herein provided, shall constitute or be construed to be the extinguishment of any Notes or the indebtedness represented thereby or the reissuance of any Notes.

     SECTION 14.  MISCELLANEOUS.
                  -------------

     (a) Except as otherwise specifically provided in this Remarketing Agreement, all notices, demands and formal actions under this Remarketing Agreement shall be in writing and mailed, telegraphed or delivered to the addresses specified in the Indenture for the delivery of notices, or in the case of the Remarketing Agent, to:


                    SouthTrust Securities, Inc.
                    112 N. 20th Street
                    Birmingham, Alabama 35203

The parties hereto may, by notice given under this Remarketing Agreement, designate other addresses to which subsequent notices, requests, reports or other communications shall be directed.

     (b) This Remarketing Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. The terms "successors" and "assigns" shall not include any purchaser of any of the Notes merely because of such purchase. The issuer of a Letter of Credit securing the Notes shall be a beneficiary of the obligations of the Issuer, the Trustee and the Remarketing Agent hereunder, as though a signatory hereto, and may enforce such obligations in its own name and behalf.

     (c) All of the representations, warranties and covenants of the Issuer and the Remarketing Agent in this Remarketing Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Remarketing Agent or the Issuer, (ii) delivery of and any payment for any Notes hereunder, or (iii) termination or cancellation of this Remarketing Agreement.

     (d) Section headings have been inserted in this Remarketing Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Remarketing Agreement and will not be used in the interpretation of any provisions of this Remarketing Agreement.

     (e) If any provision of this Remarketing Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions, or in all jurisdictions because it conflicts with any provisions of any constitution, statute, rule of public policy, or any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions of this Remarketing Agreement invalid, inoperative or unenforceable to any extent whatever.

     (f) This Remarketing Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have caused this Remarketing Agreement to be duly executed as of the date and year first above written.


                                        SOUTHTRUST SECURITIES, INC.
                                        as Remarketing Agent


                                        By____________________________________

                                        Its___________________________________


                                        LA-MAN CORPORATION


                                        By____________________________________

                                        Its President


                           ACKNOWLEDGMENT BY TRUSTEE
                           -------------------------


          The undersigned, the Trustee named in the above and foregoing Remarketing Agreement, hereby acknowledges appointment of SouthTrust Securities, Inc., as Remarketing Agent pursuant to the terms of the Indenture and said Remarketing Agreement.

          EXECUTED this 28th day of August, 1997.

                                        SOUTHTRUST BANK,
                                        NATIONAL ASSOCIATION,
                                        as Trustee


                                        By____________________________________

                                        Its Authorized Signatory